SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): July 26, 1996



                           RAIN FOREST - MOOSE, LTD..
             (Exact name of registrant as specified in its charter)




          Nevada                       0-6262                   73-1491593
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
       of incorporation)                                     Identification No.)




        4031 B Delmon Lane
        Springdale, Arkansas                                        72762-2179
(Address of principal executive offices)                            (Zip Code)



       Registrant's telephone number, including area code:  (501) 756-8299


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Item 5.  Other Events

     As a result of unavailability of, and failure to maintain, accurate records and information relating to the ownership of the outstanding common stock of Rendezvous Trails of America, Inc., the former parent and predecessor of Rain Forest - Moose, Ltd. ("Registrant"), during 1996 Registrant inaccurately reported the number of shares of its outstanding common stock in reports filed with the Commission. The number of Registrant's shares of common stock issued and outstanding as of March 7, 1996 (as reported on the cover of Registrant's Annual Report on Form 10-KSB) was 8,887,622 and as of July 26, 1996, was 9,287,622.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            RAIN FOREST - MOOSE, LTD.
                                  (Registrant)



                            By: /S/DAN PILKINGTON
                                   Dan Pilkington, President

Date: July 26, 1996


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